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                                                                     Exhibit 4.4
                                                                     -----------

                             CERTIFICATE OF STOCK

                   [PORTRAIT OF JOHN JEFFERSON SMURFIT, SR.]

      NUMBER                                           SHARES
     PFD
    PAR VALUE $.01                                 PAR VALUE $.01
INCORPORATED UNDER THE LAWS             THIS CERTIFICATE IS TRANSFERABLE IN
  OF THE STATE OF DELAWARE             NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.

[LOGO]     SMURFIT-STONE CONTAINER CORPORATION            SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS
                                                         CUSIP 832727 20 0
This certifies that

                                   SPECIMEN

is the record holder of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CUMULATIVE EXCHANGEABLE REDEEMABLE CONVERTIBLE PREFERRED STOCK OF Smurfit-Stone Container Corporation, transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, as amended, to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                Craig A. Hunt                         Michael S. J. Smurfit


VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL         CHAIRMAN OF THE BOARD

                                    [SEAL]

       (C)SECURITY CORPORATION      UNITED STATES BANK NOTE CORPORATION


COUNTERSIGNED AND REGISTERED:
    ChaseMellon Shareholder Services, L.L.C.
By       TRANSFER AGENT AND REGISTRAR


          AUTHORIZED SIGNATURE

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                      SMURFIT-STONE CONTAINER CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
TEN COM   -as tenants in common              UNIF GIFT MIN ACT-________Custodian_____________
TEN ENT   -as tenants by the entireties                         (Cust)              (Minor)
JT TEN    -as joint tenants with right                      under Uniform Gifts to Minors
           of survivorship and not as                       Act______________________________
           tenants in common                                            (State)

Additional abbreviations may also be used though not in the above list.

For Value received,______________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________
                                          |
__________________________________________|

_____________________________________________________________________________________________________________
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)
_____________________________________________________________________________________________________________

_______________________________________________________________________________________________________shares of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
______________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________________________                 ____________________________________________
                                                                  NOTICE: The signature to this assignment
                                                                  must correspond with the name as written
                                                                  upon the face of this Certificate in
                                                                  every particular, without alteration or
                                                                  enlargement or any change whatever.

Signature(s) Guaranteed:

By______________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.
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